The Big Tomato

$30,000

Due: Dec 31, 2015

Dated as of November 11, 2014

THIS SECURED PROMISSORY NOTE (this "Note") is issued by The Big Tomato a Nevada corporation whose principal office is located at 695 Billings Street, Unit A-B, Aurora, CO 80011 (the "Company"), to the order of Cannabis Kinetics Corp. (together with its permitted successors and assigns, the "Holder").

The proceeds of this Note shall be used by the Company [to purchase real property] [for general working capital purposes].

ARTICLE I

Section 1.1 **Principal**. For value received, the Company hereby promises to pay on or before the Maturity Date (as defined below) to the order of the Holder or its designees, in lawful money of the United States of America and in immediately available funds, the principal sum of Thirty Thousand Dollars ($30,000.00) or, if less, the aggregate unpaid principal amount outstanding (the "Principal Amount") together with interest on the outstanding Principal Amount at the rate, except as otherwise provided herein, of ten percent (10%) per annum (computed on the basis of actual calendar days elapsed and a year of 365 or 366 days, as the case may be) or, if less, at the highest rate of interest then permitted under applicable law. Interest shall accrue from the date hereof on the outstanding Principal Amount of this Note until paid or converted in accordance with the provisions hereof.

Section 1.2 **Payment of Interest**. Interest on the outstanding Principal Amount shall be due and payable in arrears on the Maturity Date (as defined below). Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

Section 1.3 **Maturity Date**. The Principal Amount and all accrued interest and unpaid interest thereon shall be due and payable in full on December 31, 2015 (the "Maturity Date").

Section 1.4 **Right to Prepay**. Provided that there is no Event of Default (as defined below), the Company shall have the right, upon no less than five (5) business

days' prior notice to the Holder, to prepay all or any portion of the Principal Amount and all accrued interest thereon without penalty or premium.

Section 1.5 **Security Interest.** As security for the prompt and complete payment and performance when due of all the obligations set forth in this Note, the Company hereby grants to the Holder a first priority lien on and continuing security interest in all its assets. The Company agrees to execute and deliver to the Holder a mortgage and any other security agreements requested by the Holder to sure its lien on said assets.

ARTICLE II

Section 2.1 **Representations and Warranties of the Holder.** The Holder hereby acknowledges, represents and warrants to, and agrees with, the Company that the Holder has full power and authority to enter into this Note, the execution and delivery of this Note has been duly authorized, and this Note constitutes a valid and legally binding obligation of the Holder.

ARTICLE III

Section 3.1 **Representations and Warranties of the Company.** The Company hereby acknowledges, represents and warrants to, and agrees with, the Holder as follows:

(a) The Company is a company duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite power to own, operate and lease its business and assets and carry on its business as the same is now being conducted.

(b) The Company has all requisite power and authority to enter into and deliver this Note and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance of this Note by the Company and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action and no other action or proceeding on the part of the Company is necessary to authorize the execution, delivery, and performance by the Company of this Note and the consummation by the Company of the transactions contemplated hereby.

(c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company is required for the execution by the Company of this Note and compliance and performance by it of its obligations hereunder. This Note and the Company's performance of its obligations hereunder have been unanimously approved by the Board of Directors of the Company.

(d) Neither the issuance and sale of the Note nor the performance of the obligations of the Company under this Note and all other agreements relating thereto by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any agreement to which the Company or any of its affiliates is a party; or

(ii) result in the creation or imposition of any Lien (as defined below) upon the securities or any of the assets of the Company (except in favor of the Holder); or

(iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company or of any person or entity holding securities of the Company, or having the right to receive securities of the Company.

(e) There is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or its two principals.

Section 3.2 **Covenants of the Company.** The Company hereby covenants and agrees with the Holder that, so long as any amount remains unpaid on this Note, the Company shall:

(a) Notify the Holder if there is a breach or threatened breach of any of the representations, warranties or covenants provided for in this Note and forward to the Holder any correspondence regarding any threatened or actual action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates and each material development in respect thereof;

(b) Use the proceeds of this Note as described above;

(c) Promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company;

(d) Not, directly or indirectly, create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a "Lien") upon any of the assets of the Company, whether now owned or hereafter acquired except for: (A) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; or (B) carriers', warehousemen's, mechanics', material men's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings;

(e) Not, directly or indirectly, repay, reclassify, redeem, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of the common stock, preferred stock, or other equity securities of the Company;

(f) Not enter into any merger, consolidation, or other business combination;

(g) Shall not directly or indirectly grant nor allow any security interest to be taken in the assets of the Company; and

(h) Promptly after the Company shall obtain knowledge of the occurrence of any Event of Default (as defined in Section 4.1 below) or any event which with the notice or lapse of time or both would become an Event of Default, deliver to the Holder a notice specifying that such notice is a "Notice of Default" and describing such Default in reasonable detail, and in such Notice of Default or as soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto.

ARTICLE IV

Section 4.1 Events of Default. Any of the following shall constitute an Event of Default (each, an "Event of Default"):

(a) A failure to pay the Principal Amount on the Maturity Date;

(b) A failure to pay, when due or declared due, any interest payment hereunder or any other fees, costs or expenses owed or payable to Holder as provided herein, including without limitation, attorneys' fees and expenses;

(c) The Company files for relief under the United States Bankruptcy Code (the "Bankruptcy Code") or under any other state or federal bankruptcy or insolvency law, or files an assignment for the benefit of creditors, or if an involuntary proceeding

under the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law is commenced against the Company and such involuntary proceeding has not been resolved in a period of ten (10) days after such commencement;

(d) A failure on the part of Company to observe or perform any other covenant or agreement on the part of Company contained in this Note (other than those covered by the clauses above) or in any other agreement between the Company and the Holder, and such failure remains uncured ten (10) days after the occurrence thereof ;

(e) Any representation, warranty or certification made by the Company to the Holder in this Note or in any other agreement shall be false or misleading;

(f) Any event or condition shall occur which shall result in a default under any agreement between the Company and another person or entity;

(g) Any event or condition shall occur which results in the acceleration of the maturity of any debt or enables, with the giving of notice or lapse of time or both, would enable the holder of such debt or any person acting on such holder's behalf to accelerate the maturity thereof; or

(h) Any money judgment, writ or similar final process shall be entered or filed against the Company or any of its respective property or other assets for more than $5,000, and shall remain unvacated, unbonded, unappealed, unsatisfied, or unstayed for a period of 20 days.

Section 4.2 **Effect of Default.** Upon the occurrence of an Event of Default, the Principal Amount and all interest accrued thereon and any other obligations due to the Holder shall be immediately due and payable, and the Holder shall have the right, in addition to all of its other rights in this Note, to enforce its security interest pursuant to and in accordance with the terms and provisions of this Note. Following the occurrence and during the continuance of an Event of Default, which, if susceptible to cure is not cured as provided above, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall be the higher of fifteen percent (15%) or the highest rate permitted by law. Upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code, the unpaid Principal Amount of this Note and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Holder.

Section 4.3 **Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.** No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Holder to exercise any right or power accruing upon any Default or Event of Default occurring and continuing as aforesaid shall impair any such

right or power or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

ARTICLE V

Section 5.1 **Failure or Indulgence Not Waiver**. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 5.2 **Unconditional Obligation; Waiver**. The obligations hereunder are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and shall be directly and promptly liable for the payment of all sums owing and to be owing hereunder, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

Section 5.3 **Cost of Collection.** If any proceeding is brought or threatened to be brought against the Company to enforce any provision of this Note, the Company shall pay the Holder all costs of collection, including attorneys' fees and expenses.

Section 5.4 **Notices.** All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, by email, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

(i) If to the Holder:

Cannabis Kinetics Corp.
3240 W 71st Ave, Unit 5
Westminster CO 80030

(ii) If to the Company:

Jeremy N. Stout, Inc.
dba. The Big Tomato

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by email, to the email address as provided in this Section, be deemed given upon sending such email, (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt, or (v) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt. In order for any such notice to be deemed given as provided above, other than if sent by email, any such notice must also be accompanied by an email to the recipient. In order for any such notice to be deemed given that is sent by email as provided above, any such notice must also be accompanied by sending such notice in the mail.

Section 5.5 Governing Law. This Note shall be deemed to be made under and shall be construed in accordance with the laws of the State of Colorado without giving effect to the principals of conflict of laws thereof. THE COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE COMPANY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Section 5.6 Severability. The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

Section 5.7 Construction and Joint Preparation. This Note shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Note, and this Note therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Note shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this Note. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Note. The headings contained in this Note are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Note.

Section 5.8 **Entire Agreement; Amendments.** This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Company and the Holder. This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no other representations, warranties or commitments, except as set forth in this Note. This Note may be amended or modified only by an instrument in writing executed by the Holder.

Section 5.9 **Counterparts.** This Note may be executed in multiple counterparts and by facsimile each of which shall be an original, but all of which shall be deemed to constitute one instrument. The delivery of an executed counterpart of this Note by electronic means, including by facsimile or by "pdf" attachment to email, shall be deemed to be valid delivery thereof binding upon all the parties hereto.

Remainder of Page Intentionally Omitted; Signature Page to Follow

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the parties have executed this Note as of the date first written above.

Cannabis Kinetics Corp.

By: ______________________

Name: Eric M Hagen

Title: President and CEO

The Big Tomato

By: ______________________

Name: Josh Field

Title: Vice President